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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 30, 1999
                                                          ---------------

                            America Service Group Inc.
                            --------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                     0-23340
                                     -------
                            (Commission File Number)


                                   21-0332317
                                   ----------
                      (IRS Employer Identification Number)


            105 Westpark Drive, Suite 300, Brentwood, Tennessee 37027
            ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.           Other Events

         On August 30, 1999, America Service Group Inc. (the "Company") announced that its stockholders had approved the conversion of the Company's outstanding 12% Subordinated Convertible Bridge Notes due January 26, 2000 (the "Notes") into shares of Series A Convertible Preferred Stock ("Preferred Stock") at a conversion ratio of one share of Preferred Stock for each $100 of principal amount of the Notes. The Notes were issued to Health Care Capital Partners L.P. and Health Care Executive Partners L.P. in connection with the Company's acquisition of EMSA Government Services, Inc. on January 26, 1999. A copy of the press release announcing the conversion of the Notes and certain other matters is included as an exhibit to this filing and is incorporated herein by reference.

         This filing contains statements which may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements are contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Item 7(c).        Exhibits

                  99.1 Text of Press Release of the Company, dated August 30, 1999.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: August 30, 1999


                                            AMERICA SERVICE GROUP INC.



                                            By:  /S/ Bruce A. Teal
                                               ---------------------------------
                                                 Bruce A. Teal
                                                 Senior Vice President and Chief
                                                 Financial Officer



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                                  EXHIBIT INDEX



Exhibit

99.1              Text of Press Release of the Company, dated August 30, 1999.




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